UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2026

Hercules Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	814-00702	74-3113410
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1 North B Street, Suite 2000 San Mateo, CA	94401
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 289-3060
Not Applicable
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HTGC	New York Stock Exchange
6.25% Notes due 2033	HCXY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2026, the Board of Directors (the "Board") of Hercules Capital, Inc. (the "Company") approved the following changes to the Company's executive leadership team, each effective May 18, 2026:

Seth H. Meyer, age 57, the Company's Chief Financial Officer since March 2019, will transition from his role as Chief Financial Officer and was appointed President of the Company. Mr. Meyer will continue to report to Scott Bluestein, the Company's Chief Executive Officer and Chief Investment Officer. Biographical information for Mr. Meyer is set forth in the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the "SEC") on April 23, 2026, and is incorporated herein by reference.

Andrew Olson, age 43, was appointed Chief Financial Officer and Head of Corporate Development, succeeding Mr. Meyer in the role of Chief Financial Officer. Mr. Olson will serve as the Company's principal financial officer and principal accounting officer. Mr. Olson most recently served as Partner, Chief Financial Officer, and Chief Operating Officer of Revelation Partners, a healthcare-focused secondary investment firm. Prior to Revelation Partners, Mr. Olson served as Chief Financial Officer of SVB Capital, and previously served as Chief Financial Officer of TriplePoint Capital and TriplePoint Venture Growth BDC Corp. (NYSE: TPVG). From 2014 to 2017, Mr. Olson served as Vice President of Finance and Senior Controller, and as Interim Chief Financial Officer, of the Company. Mr. Olson received a Bachelor of Arts in Business Economics from the University of California, Santa Barbara, and is a Certified Public Accountant in the State of California.

There are no arrangements or understandings between Mr. Olson and any other persons pursuant to which Mr. Olson was selected as an officer of the Company. There are no family relationships between Mr. Olson and any director or executive officer of the Company. Mr. Olson does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company also issued a press release announcing the leadership changes described above. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Number	Exhibit

99.1	Press Release dated May 4, 2026

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES CAPITAL, INC.
May 4, 2026
	By:	/s/ Kiersten Zaza Botelho
Kiersten Zaza Botelho
Secretary